UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 21, 2022
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware			1-1513		25-0996816
_____________________________________________ (State or other jurisdiction			_______________________________ (Commission		__________________________________ (I.R.S. Employer
of incorporation)			File Number)		Identification No.)

990 Town and Country Boulevard,	Houston,	Texas			77024-2217
____________________________________________________________ (Address of principal executive offices)					___________________________________________ (Zip Code)

Registrant’s telephone number, including area code:			(713)	629-6600

Not Applicable
________________________________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Principal Accounting Officer

On February 21, 2022, Marathon Oil Corporation (“Marathon Oil” or the “Company”) announced that Mr. Rob L. White was appointed Vice President, Controller and Chief Accounting Officer, with such appointment to become effective March 1, 2022. Mr. White will replace Mr. Gary Wilson, who is retiring following more than 7 years with the Company. The press release has been filed as Exhibit 99.1 to this Report and is incorporated by reference herein.

Mr. White, age 52, joined Marathon Oil in 1991 and has more than 30 years of experience in oil & gas accounting and finance. He has served as Vice President of Internal Audit for the Company since May 2020. Prior to that, he served as Director of Operations Planning from January 2018 to May 2020, and Director of Central Evaluation & Financial Planning from January 2014 to December 2017. Since joining the Company in 1991, Mr. White also served in various other leadership positions of increasing responsibility in corporate planning and domestic and international accounting, including manager of financial planning, manager of domestic accounting and accounting manager in Equatorial Guinea. He holds a Bachelor of Science degree in Accounting from Eastern Illinois University and is a licensed Certified Public Accountant in the State of Oklahoma.

In connection with his appointment, Mr. White’s compensation package will be increased to reflect: (1) a base salary of $325,000; (2) an annual cash bonus target of 50%, effective for the 2022 bonus; and (3) a long-term incentive (LTI) award target value of $375,000, with such value to be delivered 50% in restricted stock units, 25% in free cash flow based performance unit awards, and 25% in TSR based performance unit awards, each granted under Marathon Oil’s 2019 Incentive Compensation Plan.

Other than as disclosed in this Report, there are no arrangements or understandings between Mr. White and any other person pursuant to which Mr. White was selected as our Chief Accounting Officer. Mr. White does not have any family relationship with any director or other officer of Marathon Oil or any person nominated or chosen by Marathon Oil to become a director or officer. There are no transactions in which Mr. White has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

99.1	Press release of Marathon Oil Corporation, dated February 21, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

February 22, 2022	By:	/s/ Dane E. Whitehead

Name: Dane E. Whitehead
Title: Executive Vice President and Chief Financial Officer